Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS AND NINE MONTHS ENDED JANUARY 31, 2010 AND FEBRUARY 1, 2009
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	January 31,	February 1,	% Over	January 31,	February 1,
	2010	2009	(Under)	2010	2009

Net sales	$53,980	44,592	21.1%	100.0%	100.0%
Cost of sales	43,323	38,843	11.5%	80.3%	87.1%
Gross Profit	10,657	5,749	85.4%	19.7%	12.9%

Selling, general and
administrative expenses	6,435	4,676	37.6%	11.9%	10.5%
Restructuring expense	26	402	(93.5)%	0.0%	0.9%
Income from operations	4,196	671	N.M.	7.8%	1.5%

Interest expense	327	646	(49.4)%	0.6%	1.4%
Interest income	(52)	(20)	160.0%	(0.1)%	(0.0)%
Other expense	96	28	242.9%	0.2%	0.1%
Income before income taxes	3,825	17	N.M.	7.1%	0.0%

Income taxes*	825	467	76.7%	21.6%	N.M.
Net income (loss)	$3,000	(450)	N.M.	5.6%	(1.0)%

Net income (loss) per share-basic	$0.24	$(0.04)	N.M.
Net income (loss) per share-diluted	$0.23	$(0.04)	N.M.
Average shares outstanding-basic	12,713	12,653	0.5%
Average shares outstanding-diluted	13,074	12,653	3.3%

	NINE MONTHS ENDED

	Amounts			Percent of Sales
	January 31,	February 1,	% Over	January 31,	February 1,
	2010	2009	(Under)	2010	2009

Net sales	$149,173	156,176	(4.5)%	100.0%	100.0%
Cost of sales	121,795	139,879	(12.9)%	81.6%	89.6%
Gross Profit	27,378	16,297	68.0%	18.4%	10.4%

Selling, general and
administrative expenses	16,716	14,498	15.3%	11.2%	9.3%
Restructuring (credit) expense	(317)	9,438	N.M.	(0.2)%	6.0%
Income (loss) from operations	10,979	(7,639)	N.M.	7.4%	(4.9)%

Interest expense	1,026	1,739	(41.0)%	0.7%	1.1%
Interest income	(81)	(75)	8.0%	(0.1)%	(0.0)%
Other expense (income)	714	(207)	N.M.	0.5%	(0.1)%
Income (loss) before income taxes	9,320	(9,096)	N.M.	6.2%	(5.8)%

Income taxes*	1,565	31,442	N.M.	16.8%	N.M.
Net income (loss)	$7,755	(40,538)	N.M.	5.2%	(26.0)%

Net income (loss) per share-basic	$0.61	$(3.20)	N.M.
Net income (loss) per share-diluted	$0.60	$(3.20)	N.M.
Average shares outstanding-basic	12,679	12,650	0.2%
Average shares outstanding-diluted	12,960	12,650	2.5%

* Percent of sales column for income taxes is calculated as a % of income (loss) before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
JANUARY 31, 2010, FEBRUARY 1, 2009 AND MAY 3, 2009
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	January 31,	February 1,	(Decrease)			* May 3,
	2010	2009	Dollars	Percent		2009

Current assets
Cash and cash equivalents	$19,015	15,809	3,206	20.3%		11,797
Accounts receivable	20,871	14,219	6,652	46.8%		18,116
Inventories	24,366	25,376	(1,010)	(4.0	) %	23,978
Deferred income taxes	57	-	57	100.0%		54
Assets held for sale	98	1,681	(1,583)	(94.2	) %	1,209
Income taxes receivable	331	-	331	100.0%		210
Other current assets	1,217	1,493	(276)	(18.5	) %	1,264
Total current assets	65,955	58,578	7,377	12.6%		56,628

Property, plant & equipment, net	26,431	24,763	1,668	6.7%		24,253
Goodwill	11,462	11,593	(131)	(1.1	) %	11,593
Other assets	2,660	2,922	(262)	(9.0	) %	2,820

Total assets	$106,508	97,856	8,652	8.8%		95,294

Current liabilities
Current maturities of long-term debt	$4,880	7,180	(2,300)	(32.0	) %	4,764
Current portion of obligation under a capital lease	107	692	(585)	(84.5	) %	626
Accounts payable - trade	18,649	10,947	7,702	70.4%		17,030
Accounts payable - capital expenditures	790	725	65	9.0%		923
Accrued expenses	8,144	5,592	2,552	45.6%		6,504
Accrued restructuring	362	1,215	(853)	(70.2	) %	853
Income taxes payable - current	153	1,469	(1,316)	(89.6	) %	83
Total current liabilities	33,085	27,820	5,265	18.9%		30,783

Accounts payable - capital expenditures	188	912	(724)	(79.4	) %	638
Income taxes payable - long-term	3,690	747	2,943	394.0%		3,264
Deferred income taxes	1,092	1,213	(121)	(10.0	) %	974
Obligation under capital lease	-	107	(107)	(100.0	) %	-
Long-term debt , less current maturities	11,529	20,933	(9,404)	(44.9	) %	11,604

Total liabilities	49,584	51,732	(2,148)	(4.2	) %	47,263

Shareholders' equity	56,924	46,124	10,800	23.4%		48,031

Total liabilities and
shareholders' equity	$106,508	97,856	8,652	8.8%		95,294

Shares outstanding	12,935	12,768	167	1.3%		12,768

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED JANUARY 31, 2010 AND FEBRUARY 1, 2009
Unaudited
(Amounts in Thousands)

		NINE MONTHS ENDED

		Amounts
		January 31,	February 1,
		2010	2009 (2)

Cash flows from operating activities:
Net income (loss)		$7,755	(40,538)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation		3,042	5,756
Amortization of other assets		416	350
Stock-based compensation		695	306
Excess tax benefits related to stock-based compensation		(182)	-
Deferred income taxes		190	33,816
Gain on sale of equipment		(72)	(51)
Restructuring expenses, net of gain on sale of related assets		(127)	7,960
Foreign currency exchange losses (gains)		613	(313)
Changes in assets and liabilities, net of effects of acquisition of business:
Accounts receivable		(2,742)	12,820
Inventories		(385)	11,452
Other current assets		46	(200)
Other assets		(48)	26
Accounts payable		1,558	(11,347)
Accrued expenses		1,555	(2,668)
Accrued restructuring		(491)	(217)
Income taxes		109	(2,289)
Net cash provided by operating activities		11,932	14,863

Cash flows from investing activities:
Capital expenditures		(4,209)	(1,719)
Net cash paid for acquisition of business		-	(11,365)
Proceeds from the sale of buildings and equipment		513	4,148
Net cash used in investing activities		(3,696)	(8,936)

Cash flows from financing activities:
Proceeds from the issuance of long-term debt		-	11,000
Payments on vendor-financed capital expenditures		(797)	(962)
Payments on capital lease obligation		(519)	(586)
Payments on long-term debt		(32)	(4,310)
Debt issuance costs		(15)	(133)
Proceeds from common stock issued		250	21
Excess tax benefits related to stock-based compensation		182	-
Net cash (used in) provided by financing activities		(931)	5,030

Effect of exchange rate changes on cash and cash equivalents		(87)	(62)

Increase in cash and cash equivalents		7,218	10,895

Cash and cash equivalents at beginning of period		11,797	4,914

Cash and cash equivalents at end of period		$19,015	15,809

Free Cash Flow (1)		$7,015	15,682

(1) Free Cash Flow reconciliation is as follows:		3rd Qtr	3rd Qtr
		FY 2010	FY 2009
A)	Net cash provided by operating activities	$11,932	14,863
B)	Minus: Capital Expenditures	(4,209)	(1,719)
C)	Add: Proceeds from the sale of buildings and equipment	513	4,148
D)	Minus: Payments on vendor-financed capital expenditures	(797)	(962)
E)	Minus: Payments on capital lease obligation	(519)	(586)
F)	Add: Excess tax benefits related to stock-based compensation	182	-
G)	Effects of exchange rate changes on cash and cash equivalents	(87)	(62)
		$7,015	15,682

(2)
Certain prior year amounts have been reclassified to conform to current year presentation to reflect the effects of foreign exchange losses and gains on operating cash flows and cash and cash equivalents held as of February 1, 2009. Reclassifications are not material to total net cash provided by operating activities, total net cash used in investing activities, and total net cash provided by financing activities.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED JANUARY 31, 2010 AND FEBRUARY 1, 2009
(Amounts in thousands)

	THREE MONTHS ENDED (UNAUDITED)

	Amounts			Percent of Total Sales
	January 31,	February 1,	% Over	January 31,	February 1,
Net Sales by Segment	2010	2009	(Under)	2010	2009

Mattress Fabrics	$26,953	25,198	7.0%	49.9%	56.5%
Upholstery Fabrics	27,027	19,394	39.4%	50.1%	43.5%

Net Sales	$53,980	44,592	21.1%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$5,587	4,176	33.8%	20.7%	16.6%
Upholstery Fabrics	5,098	1,931	164.0%	18.9%	10.0%
Subtotal	10,685	6,107	75.0%	19.8%	13.7%

Restructuring related charges	(28)	(358)	(92.2)%	(0.1)%	(0.8)%

Gross Profit	$10,657	5,749	85.4%	19.7%	12.9%

Selling, General and Administrative expenses by Segment				Percent of Sales

Mattress Fabrics	$2,031	1,941	4.6%	7.5%	7.7%
Upholstery Fabrics	2,627	1,880	39.7%	9.7%	9.7%
Unallocated Corporate	1,777	838	112.1%	3.3%	1.9%
	6,435	4,659	38.1%	11.9%	10.4%

Restructuring related charges	-	17	(100.0)%	0.0%	0.0%

Selling, General and Administrative expenses	$6,435	4,676	37.6%	11.9%	10.5%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$3,556	2,235	59.1%	13.2%	8.9%
Upholstery Fabrics	2,471	51	N.M.	9.1%	0.3%
Unallocated Corporate	(1,777)	(838)	112.1%	(3.3)%	(1.9)%
Subtotal	4,250	1,448	193.5%	7.9%	3.2%

Restructuring expense and restructuring related charges	(54)	(777)	(93.1)%	(0.1)%	(1.7)%

Income from operations	$4,196	671	N.M.	7.8%	1.5%

Depreciation by Segment

Mattress Fabrics	$842	941	(10.5)%
Upholstery Fabrics	149	92	62.0%
Total Depreciation	991	1,033	(4.1)%

Notes:

See page 6 for detailed explanations of restructuring expense and restructuring related charges.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE NINE MONTHS ENDED JANUARY 31, 2010 AND FEBRUARY 1, 2009
(Amounts in thousands)

	NINE MONTHS ENDED (UNAUDITED)

	Amounts			Percent of Total Sales
	January 31,	February 1,	% Over	January 31,	February 1,
Net Sales by Segment	2010	2009	(Under)	2010	2009

Mattress Fabrics	$81,429	88,808	(8.3)%	54.6%	56.9%
Upholstery Fabrics	67,744	67,368	0.6%	45.4%	43.1%

Net Sales	$149,173	156,176	(4.5)%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$16,245	15,603	4.1%	19.9%	17.6%
Upholstery Fabrics	11,175	4,277	161.3%	16.5%	6.3%
Subtotal	27,420	19,880	37.9%	18.4%	12.7%

Restructuring related charges	(42)	(3,583)	(98.8)%	(0.0)%	(2.3)%

Gross Profit	$27,378	16,297	68.0%	18.4%	10.4%

Selling, General and Administrative expenses by Segment				Percent of Sales

Mattress Fabrics	$5,696	5,902	(3.5)%	7.0%	6.6%
Upholstery Fabrics	6,843	6,444	6.2%	10.1%	9.6%
Unallocated Corporate	4,177	2,131	96.0%	2.8%	1.4%
Subtotal	16,716	14,477	15.5%	11.2%	9.3%

Restructuring related charges	-	21	(100.0)%	0.0%	0.0%

Selling, General and Administrative expenses	$16,716	14,498	15.3%	11.2%	9.3%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$10,549	9,702	8.7%	13.0%	10.9%
Upholstery Fabrics	4,332	(2,168)	N.M.	6.4%	(3.2)%
Unallocated Corporate	(4,177)	(2,131)	96.0%	(2.8)%	(1.4)%
Subtotal	10,704	5,403	98.1%	7.2%	3.5%

Restructuring (credit) expense and restructuring related charges	275	(13,042)	N.M.	0.2%	(8.4)%

Income (loss) from operations	$10,979	(7,639)	N.M.	7.4%	(4.9)%

Depreciation by Segment

Mattress Fabrics	$2,620	2,617	0.1%
Upholstery Fabrics	422	1,049	(59.8)%
Subtotal	3,042	3,666	(17.0)%
Accelerated Depreciation	-	2,090	100.0%
Total Depreciation	3,042	5,756	(47.2)%

Notes:

See page 7 for detailed explanations of restructuring (credit) expense and restructuring related charges.

CULP, INC. FINANCIAL INFORMATION RELEASE
ADJUSTED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED JANUARY 31, 2010 AND FEBRUARY 1, 2009
(Unaudited)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	As Reported					January 31, 2010		As Reported					February 1, 2009		Adjusted
	January 31,	% of		% of		Adjusted	% of	February 1,	% of		% of		Adjusted	% of	% Over
	2010	Sales	Adjustments	Sales		Results	Sales	2009	Sales	Adjustments	Sales		Results	Sales	(Under)

Net sales	$53,980	100.0%	-			53,980	100.0%	44,592	100.0%	-			44,592	100.0%	21.1%
Cost of sales	43,323	80.3%	(28)	-0.1%	(1)	43,295	80.2%	38,843	87.1%	(358)	-0.8%	(3)	38,485	86.3%	12.5%
Gross Profit	10,657	19.7%	(28)	-0.1%		10,685	19.8%	5,749	12.9%	(358)	-0.8%		6,107	13.7%	75.0%

Selling, general and
administrative expenses	6,435	11.9%	-	0.0%		6,435	11.9%	4,676	10.5%	(17)	0.0%	(3)	4,659	10.4%	38.1%
Restructuring expense	26	0.0%	(26)	0.0%	(2)	-	0.0%	402	0.9%	(402)	-0.9%	(4)	-	0.0%	0.0%
Income from operations	4,196	7.8%	(54)	-0.1%		4,250	7.9%	671	1.5%	(777)	-1.7%		1,448	3.2%	193.5%

Interest expense	327	0.6%	-	0.0%		327	0.6%	646	1.4%	-	0.0%		646	1.4%	-49.4%
Interest income	(52)	-0.1%	-	0.0%		(52)	-0.1%	(20)	0.0%	-	0.0%		(20)	0.0%	160.0%
Other expense	96	0.2%	-	0.0%		96	0.2%	28	0.1%	-	0.0%		28	0.1%	242.9%
Income before income taxes	$3,825	7.1%	(54)	-0.1%	(5)	3,879	7.2%	17	0.0%	(777)	-1.7%	(6)	794	1.8%	388.5%

Notes:
(1) The $28 restructuring related charge represents other operating costs associated with closed plant facilities.
(2) The $26 restructuring charge represents $40 for lease termination and other exit costs offset by a credit of $14 for sales proceeds received on equipment with no carrying value.
(3)   The $358 restructuring related charge represents $322 for inventory markdowns and $36 for other operating costs associated with closed plant facilities. The $17 restructuring related charge represents other operating costs associated with closed plant facilities.

(4)   The $402 restructuring charge represents $234 for lease termination and other exit costs, $148 for write-downs of equipment, and $20 for employee termination benefits. The lease termination and other exit costs of $234 primarily relate to the sale of the company's corporate headquarters.

(5) The $54 represents a cash charge.
(6) Of this total charge, $273 and $504 represent cash and non-cash charges, respectively.

CULP, INC. FINANCIAL INFORMATION RELEASE
ADJUSTED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED JANUARY 31, 2010 AND FEBRUARY 1, 2009
(Unaudited)
(Amounts in Thousands, Except for Per Share Data)

	NINE MONTHS ENDED

	As Reported					January 31, 2010		As Reported					February 1, 2009		Adjusted
	January 31,	% of		% of		Adjusted	% of	February 1,	% of		% of		Adjusted	% of	% Over
	2010	Sales	Adjustments	Sales		Results	Sales	2009	Sales	Adjustments	Sales		Results	Sales	(Under)

Net sales	$149,173	100.0%	-			149,173	100.0%	156,176	100.0%	-			156,176	100.0%		-4.5%
Cost of sales	121,795	81.6%	(42)	0.0%	(1)	121,753	81.6%	139,879	89.6%	(3,583)	-2.3%	(3)	136,296	87.3%		-10.7%
Gross Profit	27,378	18.4%	(42)	0.0%		27,420	18.4%	16,297	10.4%	(3,583)	-2.3%		19,880	12.7%		37.9%

Selling, general and
administrative expenses	16,716	11.2%	-	0.0%		16,716	11.2%	14,498	9.3%	(21)	0.0%	(3)	14,477	9.3%		15.5%
Restructuring (credit) expense	(317)	-0.2%	317	0.2%	(2)	-	0.0%	9,438	6.0%	(9,438)	-6.0%	(4)	-	0.0%		0.0%
Income (loss) from operations	10,979	7.4%	275	0.2%		10,704	7.2%	(7,639)	-4.9%	(13,042)	-8.4%		5,403	3.5%		98.1%

Interest expense	1,026	0.7%	-	0.0%		1,026	0.7%	1,739	1.1%	-	0.0%		1,739	1.1%		-41.0%
Interest income	(81)	-0.1%	-	0.0%		(81)	-0.1%	(75)	0.0%	-	0.0%		(75)	0.0%		8.0%
Other expense (income)	714	0.5%	-	0.0%		714	0.5%	(207)	-0.1%	-	0.0%		(207)	-0.1%	-	444.9%
Income (loss) before income taxes	$9,320	6.2%	275	0.2%	(5)	9,045	6.1%	(9,096)	-5.8%	(13,042)	-8.4%	(6)	3,946	2.5%		129.2%

Notes:
(1) The $42 restructuring related charge represents $92 for other operating costs associated with closed plant facilities offset by a credit of $50 for inventory markdowns.
(2)   The $317 restructuring credit represents a credit of $169 for employee termination benefits, a credit of $127 for sales proceeds recevied on equipment with no carrying value, and a credit of $21 for lease termination and other exit costs.

(3)   The $3.6 million restructuring related charge represents $2.1 million for accelerated depreciation, $1.4 million for inventory markdowns, and $63 for other operating costs associated with closed plant facilities. The $21 restructuring related charge represents other operating costs associated with closed plant facilities.

(4)   The $9.4 million restructuring charge represents $8.0 million for write-downs of equipment and buildings, $797 for employee termination benefits, and $681 for lease termination and other exit costs.

(5) Of this total credit, $225 and $50 represent cash and non-cash credits, respectively.
(6) Of this total charge, $1.5 million and $11.5 million represent cash and non-cash charges, respectively.

	CULP, INC. FINANCIAL INFORMATION RELEASE
	RETURN ON CAPITAL EMPLOYED BY SEGMENT
	FOR THE NINE MONTHS ENDED JANUARY 31, 2010
	(UNAUDITED)

	Operating
	Income		Return on
	Nine Months	Average	Avg.
	Ended	Capital	Capital
	January 31,	Employed	Employed
	2010 (1)	(3)	(2)
Mattress Fabrics	$10,549	$47,373	29.7%
Upholstery Fabrics	4,332	10,269	56.2%
(less: Unallocated Corporate)	(4,177)	(5,596)	N/A
Total	$10,704	$52,046	27.4%

Average Capital Employed	As of the three Months Ended January 31, 2010				As of the three Months Ended November 1, 2009				As of the three Months Ended August 2, 2009
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	58,609	25,928	21,971	106,508	56,686	19,598	22,496	98,780	57,772	16,128	18,511	92,411
Total liabilities	(10,066)	(13,527)	(25,991)	(49,584)	(10,625)	(10,461)	(24,416)	(45,502)	(10,138)	(7,670)	(24,427)	(42,235)

Subtotal	$48,543	$12,401	$(4,020)	$56,924	$46,061	$9,137	$(1,920)	$53,278	$47,634	$8,458	$(5,916)	$50,176
Less:
Cash and cash equivalents	-		(19,015)	$(19,015)	-	-	(19,575)	(19,575)	-		(15,481)	$(15,481)
Current maturities of long-term debt	-		4,880	4,880	-	-	4,863	4,863	-		4,817	4,817
Long-term debt, less current maturities			11,529	11,529		-	11,568	11,568			11,618	11,618

Total Capital Employed	$48,543	$12,401	$(6,626)	$54,318	$46,061	$9,137	$(5,064)	$50,134	$47,634	$8,458	$(4,962)	$51,130

	As of the three Months Ended May 3, 2009
	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Total assets	58,626	22,078	14,590	95,294
Total liabilities	(11,372)	(10,999)	(24,892)	(47,263)

Subtotal	$47,254	$11,079	$(10,302)	$48,031
Less:
Cash and cash equivalents	-		(11,797)	$(11,797)
Current maturities of long-term debt	-		4,764	4,764
Long-term debt, less current maturities			11,604	11,604

Total Capital Employed	$47,254	$11,079	$(5,731)	$52,602

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$47,373	$10,269	$(5,596)	$52,046

Notes:
(1) Operating income excludes restructuring and related charges--see reconciliation per page 5 of this financial information release.

(2)   Return on average capital employed represents operating income for the 9 month period ending January 31, 2010 divided by 3 quarters times 4 quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, long-term debt, including current maturities and shareholders' equity.

(3) Average capital employed computed using the four periods ending May 3,2009, August 2,2009, November 1, 2009, and January 31, 2010.